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                                                                     EXHIBIT 4.1
NUMBER

                                 FLONETWORK INC.
                                                                          SHARES
             INCORPORATED UNDER THE LAWS OF THE PROVINCE OF ONTARIO

                                                         CUSIP 339741 10 0
THIS CERTIFIES THAT


is the registered holder of
             FULLY PAID AND NON-ASSESSABLE COMMON SHARES OF THE CAPITAL STOCK OF

                                 FLONETWORK INC.

transferable only on the books of the Corporation by the registered holder in person or by duly authorized Attorney on surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar of the Corporation.

       The class or series of shares represented by this Certificate has rights, privileges, restrictions or conditions attached thereto and the Corporation will furnish to the holder, on demand and without charge, a full copy of the text of,

         (i) the rights, privileges, restrictions and conditions attached to the said shares and to each class authorized to be issued and to each series insofar as the same have been fixed by the directors, and
         (ii) the authority of the directors to fix the rights, privileges, restrictions and conditions of subsequent series, if applicable.

         IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers.

         DATED:

COUNTERSIGNED AND REGISTERED
CHASE MELLON SHAREHOLDER SERVICES
OF RIDGEFIELD PARK, NEW JERSEY
TRANSFER AGENT AND REGISTRAR
                                                         CHIEF EXECUTIVE OFFICER

BY:
   -----------------------------------


                                                                       SECRETARY

     TRANSFERS OF THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE EFFECTED AT THE PRINCIPAL STOCK TRANSFER OFFICE OF CHASE MELLON SHAREHOLDER SERVICES
                         OF RIDGEFIELD PARK, NEW JERSEY


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NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

     FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

                          PLEASE INSERT SOCIAL INSURANCE, SOCIAL SECURITY OR TAX
                                         IDENTIFICATION NUMBER OF TRANSFEREE


---------------------------------------------------------------------------
                        (Name and address of transferee)

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______________________________________________________________ shares registered in the name of the undersigned on the books of the Corporation named on the face of this Certificate and represented hereby, and irrevocably constitutes and appoints


______________________________________________________________ the attorney of the undersigned to transfer the said shares on the register of transfers and books of the Corporation with full power of substitution hereunder.

         DATED:


-------------------------------             --------------------------------
    (Signature of Witness)                     (Signature of Shareholder)